Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on
Form S-8 of our report dated September 28, 2004 relating to the consolidated financial statements and financial statement schedule of Bernard Chaus, Inc. for the year ended June 30, 2004 which is incorporated by reference in Registration
Statement No. 333-56257 on Form S-8. Such Registration Statement is incorporated herein by reference.

/s/ Deloitte & Touche LLP

Parsippany, New Jersey
July 6, 2005